Note 10 - Income Taxes - Reconciliation of Actual Income Tax Expense to the Expected Tax Expense (Details) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Computed “expected” tax expense	$ 9,893,000	$ 8,689,000	$ 14,579,000
State income taxes, net of Federal income tax benefit	1,056,000	432,000	1,346,000
Tax exempt interest, net of interest expense exclusion	(186,000)	(226,000)	(415,000)
Federal income tax rate in excess of statutory rate related to taxable income over $10 million	0	0	399,000
Earnings on cash surrender value of life insurance	(170,000)	(177,000)	(292,000)
Expenses not deductible for tax purposes	37,000	16,000	43,000
Equity based compensation expense	15,000	(39,000)	16,000
Revaluation of federal deferred tax assets due to change in tax rates	0	0	3,603,000
Other	422,000	88,000	75,000
	$ 11,067,000	$ 8,783,000	$ 19,354,000